Exhibit 99.1

{UHY, LLP Letterhead}

January 11, 2012

Securities and Exchange Commission
100 F Street NE
Washington, DC 20549

RE:   American Bio Medica Corporation

We have read the statements made by American Bio Medica Corporation under Item 4.01 of the Form 8-K report filed on January 3, 2012 regarding the recent change of auditors. We agree with such statements made regarding our firm.

/s/ UHY LLP

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